ADDENDUM TO COMMERCIAL PAPER DEALER AGREEMENT

     Jefferson Smurfit Finance Corporation (the "Company") hereby appoints NationsBanc Capital Markets, Inc. ("NCMI") to be an additional Dealer under and pursuant to the Commercial Paper Dealer Agreement dated as of February 23, 1995 (the "Commercial Paper Dealer Agreement") among the Company, Jefferson Smurfit Corporation (U.S.) ("JSC"), BT Securities Corporation ("BTSC") and Morgan Stanley & Co. Incorporated ("Morgan"), in respect of the Commercial Paper
Notes referred to herein, and NCMI hereby (i) accepts such appointment, subject to the terms and conditions set forth in the Commercial Paper Dealer Agreement and (ii) becomes a party thereto as a Dealer of Series A and Series
B Notes.   Capitalized terms defined in the Commercial Paper Dealer Agreement shall have their respective defined meanings herein.

     In furtherance of the foregoing, NCMI hereby acknowledges and confirms that it has received a copy of the Commercial Paper Dealer Agreement. From and after the date hereof, NCMI (a) shall be deemed automatically to have become a Dealer, (b) shall have all the rights and obligations of a Dealer under the Commercial Paper Dealer Agreement provided to be applicable to Dealers generally, and (c) agrees to be bound by the terms and conditions set forth in the Commercial Paper Dealer Agreement applicable to Dealers.

     In addition, each of the parties hereto agrees that the words ", NCMI" shall be deemed added immediately after the word "Morgan" in each of Section 4 and Section 10 of the Commercial Paper Dealer Agreement.

     The address for notices to NCMI for purposes of the Commercial Paper Dealer Agreement is as follows:

                    NationsBank Corporate Center
                    100 North Tryon Street
                    NC1-007-06-07
                    Charlotte, North Carolina  28255
                    Attention: Mr. Steven Shorkey
                    Telephone No.:  (704) 386-5104
                    Facsimile No.:   (704) 388-9212

     This addendum may be executed by the parties hereto in any number of counterparts.

     IN WITNESS WHEREOF, each of NCMI and the Company have caused this Addendum to be executed as of this sixth day of March, 1995.

                              JEFFERSON SMURFIT FINANCE
                                 CORPORATION


                              By
                                  Title:


                              JEFFERSON SMURFIT CORPORATION (U.S.)


                              By
                                  Title:


                              NATIONSBANC CAPITAL MARKETS, INC.


                              By
                                  Title:

BTSC and Morgan each consents to the addition of the above-described Dealer to the Commercial Paper Dealer Agreement.

                              BT SECURITIES CORPORATION


                              By
                                  Title:


                              MORGAN STANLEY & CO. INCORPORATED


                              By
                                  Title: